UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1548

Armstrong Associates, Inc.

(Exact name of registrant as specified in charter)

Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Address of principal executive offices)

C. K. Lawson
Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Name and address of agent for service)

Registrant's telephone number: 214-720-9101

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

ITEM 1.                      SHAREHOLDERS REPORT.

Management Report

To Our Shareholders,

At the end of Armstrong’s fiscal year on June 30, 2011, the Fund had total net assets of $14,836,854 and a per share price of $11.25. The total investment return for the year, assuming the reinvestment of a $0.04 ordinary income dividend paid in December, was a gain of +21.82%.

The leading five investments in Armstrong’s portfolio in terms of total dollar gain for the year were Halliburton, Praxair, Waste Connections, United Technology and Caterpillar. In terms of percentage gain, the top five stocks were Halliburton, Caterpillar, SPX Corp., Iron Mountain and DIRECTV. In addition to the equity investments, Armstrong maintained a partially hedged position in terms of cash reserves, starting the fiscal year with an 18.0% cash reserve position that was reduced to 10.7% by the end of the 2010 calendar year and then increased to 13.0% as of the June 30, 2011 fiscal year end.

Since Armstrong’s fiscal year end, there has been an ongoing political debate on the U. S. debt level, taxes and related issues. The debate started in early July and in August evolved into what amounts to an early start of the 2012 presidential campaign season. The debate has generated a significant increase in the level of investor concern and uncertainty regarding the U. S. economy and the sustainability of what is generally perceived as a weak economic recovery. The result has been an extremely volatile equity market and stocks have performed poorly since early July. As has been widely reported, market activity has been dominated by day-trading activity driven largely by the high-frequency, computer-program trading of large, very short-term oriented pools of capital.

Looking ahead, we would expect to see a more positive investment environment for equities develop as current political and economic issues start to clarify and alternatives are sorted out. In the meantime, we hope to take advantage of opportunities that might result from the market’s volatility that enable us to increase the growth potential of Armstrong’s investment portfolio. In the context of marketable security investments and the current investment environment, our experience supports the view that owning high-quality and financially strong equity investments that offer potential for growth and some hedge against the possibility (probability?) of inflation should prove to be a much better investment course than the alternative of committing funds to cash and low yielding debt instruments. Certainly other periods of sharp market declines that have occurred during the past decade (2001-2002 and 2008-2009) showed that market recoveries following periods of major market declines can be significant and can offer special investment opportunity.

We are saddened to report that Armstrong Director Douglas W. Maclay died June 23, 2011. Doug was Chairman of the Fund’s Audit Committee and an original founding Director of Armstrong, serving from the time the Fund was organized in 1967. He attended his last meeting on May 25, 2011. During his 44 years of service as Director, Doug provided important counsel and insight to the Board and the Fund’s management. He will be missed.

Please call or write if you have any questions regarding your Armstrong investment.

Sincerely,

C.K. Lawson
President

August 19, 2011

Graphs of Historical Performance and Related Comments

The following graphs compare the change in value over the past ten and thirty-seven years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poor’s Composite Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index").

The graphs assume that investment in the Fund, which has never been managed to emulate any particular market index, was made at the Fund's net asset value at the beginning of the 10 and 37 year periods and reflect the net asset value of the investment at the end of each of the years indicated in the period with all dividends and distributions by the Fund reinvested. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index. The Value Line Index reflects only changes in the prices of the securities included in the index and does not include dividend reinvestments.

The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index. Stocks included in the Value Line Index are equally-weighted to reflect the average price change in the stocks included in the index.

Comparison of Change in Value of $10,000 Investment in
Armstrong Associates, Inc., the S&P 500 Index and the Value Line Composite Index
for the 10 and 37 Years Ending June 30, 2011

A – Armstrong Associates      B – S&P 500      C – Value Line Composite

Note: The dollar figures and graphs reflect total returns for Armstrong Associates and the S&P 500 Index.
The graph and dollar values for the Value Line Composite do not include any dividend returns but simply represents price performance.

The graph and table do not reflect the deduction of any taxes that a shareholder might be required to pay on fund distributions or on the redemption of fund shares. Past performance is not predictive of future performance.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  The following is an Example of the Fund expenses based on an investment of $1,000 invested for the six months ended June 30, 2011.  The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to enable you to compare these costs with the ongoing costs of investing in other mutual funds.

Example
	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,057.33	$6.63
Hypothetical	$1,000.00	$1,018.47	$6.53
(5% return before expenses)

*Expenses are equal to Armstrong Associates annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 days.

Actual Expenses
The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $11,200 account value divided by $1,000 = 11.2), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purpose
The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses ratio and an assumed rate of return of 5% per year before expense, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate that actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with 5% hypothetical examples that appear in the shareholder reports of the funds. You may want to add other fees that are not included in the expenses shown in the table such as IRA fees and charges for extra services such as bank wires.

Please note that the expenses shown in the table above are meant to highlight your ongoing costs only and do nor reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (Note that there are no transaction costs associated with Armstrong Associates shares transactions). Therefore, the second line of the table above is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Statement of Assets and Liabilities — June 30, 2011

Assets:
Investments in securities at market value (identified cost, $8,420,258)	$15,121,419
Cash	79,070
Dividends receivable	14,973
Interest receivable	83
Prepaid expenses and other assets	1,521
Total assets	$15,217,066
Liabilities:
Payable to Portfolios, Inc.	11,823
Payable for purchases of securities	367,789
Accrued expenses and other liabilities	600
Total liabilities	380,212
Net assets	$14,836,854
Net assets consist of
Paid-in capital	$8,533,399
Undistributed net investment income	13,638
Accumulated undistributed net realized loss on investments	(411,344)
Net unrealized appreciation on investments	6,701,161
Net assets applicable to 1,319,070 shares outstanding	$14,836,854
Net asset value per share	$11.25

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets — Years Ended June 30

	2011	2010
Operations:
Net investment income	$70,328	$32,944
Net realized gain (loss) on investments	79,683	(104,575)
Increase in unrealized appreciation of investments	2,523,610	916,539
Net increase in net assets resulting from operations	2,673,621	844,908
Distributions to shareholders
Distribution of interest and dividend income	(52,907)	(26,583)
Distribution of net realized capital gains	—	—
Decrease in net assets resulting from distributions to shareholders	(52,907)	(26,583)
Capital share transactions
Net proceeds from sale of capital stock	472,003	228,601
Net asset value of shares issued as reinvestment of dividends	52,136	26,179
Less cost of shares repurchased	(513,372)	(1,138,395)
Net increase (decrease) in net assets resulting from capital share transactions	10,767	(883,615)
Total increase (decrease) in net assets	2,631,481	(65,290)

Net assets, beginning of year	12,205,373	12,270,663
Net assets, end of year (a)	$14,836,854	$12,205,373

(a):  At June 30, 2011 and 2010, undistributed net investment income (losses) were $13,638 and ($3,782), respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Operations — Year Ended June 30, 2011

Investment income
Dividends		$251,159
Interest		1,311
		252,470
Operating expenses
Investment advisory services	111,814
Administrative services	16,000
Custodian services	6,808
Transfer agent services	10,313
Audit and tax services	10,032
Registration fees, licenses, and other	4,551
Reports and notices to shareholders	8,059
Directors’ fees	11,890
Insurance premiums	1,805
Legal fees	870	182,142
Net investment income		70,328
Realized and unrealized gains on investments
Realized gains
Proceeds from sales		1,220,936
Cost of securities sold		(1,141,253)
Net realized gains		79,683
Unrealized appreciation
Beginning of year		4,177,551
End of year		6,701,161
Increase in unrealized appreciation		2,523,610
Net realized and unrealized gains on investments		2,603,293
Increase in net assets from operations		$2,673,621

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — June 30, 2011

	Shares or principal amount	Cost	Market value
COMMON STOCK (87.0%)
Industry and issue
Aerospace and Diversified Industrial Goods (13.7%)
The Boeing Company	5,000	$293,580	$369,650
Caterpillar, Inc.	4,000	267,040	425,840
General Electric Company	15,000	147,489	282,900
SPX Corporation	3,000	167,286	247,980
United Technologies Corporation	8,000	254,750	708,080
		1,130,145	2,034,450
Beverages and Food Products (8.7%)
Kraft Foods Company	6,500	207,407	228,995
Pepsico, Inc.	15,000	87,602	1,056,450
		295,009	1,285,445
Business Services and Products (7.7%)
Avery Dennison Corporation	10,000	140,800	386,300
Iron Mountain, Inc.	15,750	265,081	536,918
Staples, Inc.	13,500	175,875	213,300
		581,756	1,136,518
Consumer Staples (5.7%)
Kimberly Clark Corporation	6,000	227,121	399,360
Procter & Gamble Company	7,051	166,631	448,232
		393,752	847,592
Energy Related (7.4%)
Chevron Corporation	3,000	211,633	308,520
Halliburton Company	11,000	238,361	561,000
Weatherford International, Ltd.	12,500	177,958	234,375
		627,952	1,103,895
Entertainment Services (2.7%)
DIRECTV*	8,000	198,781	406,560
		198,781	406,560
Environmental Services (11.0%)
Stericycle, Inc.*	4,500	230,318	401,040
Waste Connection, Inc.	27,000	241,040	856,710
Waste Management, Inc.	10,000	309,300	372,700
		780,658	1,630,450
Financial Services (3.4%)
American Express Company	5,000	231,450	258,500
Western Union Company	12,000	220,229	240,360
		451,679	498,860
Industrial Gases (5.5%)
Praxair, Inc.	7,500	134,928	812,925
		134,928	812,925

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — June 30, 2011, continued

	Shares or principal amount	Cost	Market value
Medical Products (7.4%)
Abbott Laboratories, Inc.	10,000	57,012	526,200
Medtronic, Inc.	15,000	142,828	577,950
		199,840	1,104,150
Retail Stores (5.6%)
CVS Caremark Corporation	8,000	233,482	300,640
Wal-Mart Stores, Inc.	10,000	123,000	531,400
		356,482	832,040
Technology Related Products (7.1%)
Cisco Systems, Inc.	11,000	196,641	171,710
Corning, Inc.	12,000	65,522	217,800
EMC Corporation*	8,000	221,611	220,399
Hewlett Packard Company	5,000	212,640	182,000
Intel Corporation	12,000	201,840	265,920
		898,254	1,057,829
Transportation Services (0.1%)
United Parcel Service, Inc.	2,000	146,177	145,860
		146,177	145,860
Total common stocks		$6,195,413	$12,896,574

SHORT-TERM DEBT (15.0%)
U.S. Treasury bills due July to September 2011
(Interest rate range 0.02% – 0.03%)		$2,224,845	$2,224,845
Total investment securities – 101.9%		$8,420,258	$15,121,419
Other assets less liabilities – (1.9%)			(284,565)
Total net assets -– 100.0%			$14,836,854

*  Non-income producing

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements — June 30, 2011

Note 1 - Operations and Summary of Significant Accounting Policies
Nature of Operations
Armstrong Associates, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:
Valuation of Securities
The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market is valued at its last sale price reported prior to the time the assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market is valued, in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and, in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.  When market quotations are not available, a security is valued at the fair market value that is determined in line with the framework established under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820-10-35 “Fair Value Measurements”.  Using the fair market value to price securities may result in value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Short-term debt securities are carried at cost which approximates market.
Fair Value Measurement
Fair value measurements defines fair value, expands disclosure requirements, and specifies a hierarchy of valuation measurement techniques.  The following are the levels of the hierarchy and a brief description of the type of valuation information (inputs) used to determine the value of the Fund’s investments.
• Level 1: Quoted prices for identical assets in active markets.
• Level 2: Significant inputs other than Level 1 that are based on observable market data.  These inputs could include, among other things, quoted prices for similar assets in active markets, quoted prices for identical assets in inactive markets and inputs that are observable that are not prices.
• Level 3: Developed from significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
All of the Fund’s investments were classified as Level 1 as of June 30, 2011.
Investment Transactions and Investment Income
Investment transactions are recorded on the trade date basis, and realized gains and losses are calculated using the identified cost method.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded daily on the accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.
Distributions
Distributions of ordinary income and/or capital gains to shareholders, when made, normally occur in the fourth quarter of the calendar year.
Note 2 — Investment Advisory, Transfer Agent and Administrative Fees
Portfolios, Inc. (Portfolios) is the investment advisor and transfer agent for the Fund and provides administrative services for the Fund under Investment Advisory, Transfer Agent and Administrative Services Agreements.  An officer and director of Portfolios is also an officer and director of the Fund.
Under the terms of the Investment Advisory Agreement, the Fund pays Portfolios a fee of .80% per annum of the average net asset value of the Fund.  For the year ended June 30, 2011, investment advisory fees to Portfolios amounted to $111,814.  Transfer Agent fees of $10,313, and Administrative Services fees of $16,000, charged in equal monthly installments, were incurred by the Fund for the year ended June 30, 2011.  At June 30, 2011, the Fund owed Portfolios $11,823 in accrued investment advisory, transfer agent and administrative fees.
In order to effectively limit the expenses of the Fund, the advisor has agreed to reimburse the Fund for all expenses (including the advisory fee but excluding the brokerage commissions, taxes, and interest and extraordinary charges such as litigation costs) incurred by the Fund in any fiscal year in excess of 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets.  No reimbursements were required during the year ended June 30, 2011.
Note 3 — Purchases and Sales of Securities
For the year ended June 30, 2011, purchases and sales of securities, excluding short-term debt securities and U.S. government obligations, including applicable commissions, totaled $1,507,448 and $1,220,936, respectively.
The Fund paid total brokerage commissions aggregating $8,175 in 2011 on purchases and sales of investment securities.  All commissions were paid to unaffiliated broker-dealers.
Note 4 — Federal Income Taxes
As of June 30, 2011, the Fund qualified and intends to continue to qualify each fiscal year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended.  By qualifying, the Fund will not be subject to federal income taxes

Notes to Financial Statements — June 30, 2011, continued

to the extent that it distributes all of its taxable income for its fiscal year.
On June 30, 2011, the cost of investment securities for tax purposes was $8,420,258.  Net unrealized appreciation of investment securities for tax purposes was $6,701,161, consisting of unrealized gains of $6,758,261 on securities that had risen in value since their purchase and $(57,100) in unrealized losses on securities that had fallen in value since their purchase.
At June 30, 2011, the tax basis components of distributable earnings were as follows:

2011
Unrealized appreciation	$6,758,261
Unrealized depreciation	(57,100)
Net unrealized appreciation	$6,701,161
Undistributed ordinary income	13,368
Undistributed short-term capital gains	9,053
Undistributed long-term capital gains	70,631
Capital loss carryforwards (a)	(235,535)

(a) Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2013	$(130,960)
Expiring in 2014	(104,575)
$(235,535)

Condensed Financial Information

Selected per Share Data and Ratios
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value, Beginning of year	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45	$9.70
Income (loss) from investment operations
Net investment income (loss)	.05	.02	.04	.06	.04	.02	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06	.05
Net realized and unrealized gains (losses) on investments	1.97	.58	(2.72)	(.62)	1.27	.67	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64	1.10
Total from investment operations	2.02	.60	(2.68)	(.56)	1.31	.69	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70	1.15
Less distributions
Dividends from net investment income	.04	.02	.05	.07	.02	.03	—	—	.01	.05	—	—	.04	.05	.07	.02
Distributions from net realized gains	—	—	.43	.86	.41	.33	.63	.08	—	.11	1.19	.48	.45	.83	.47	.38
Net asset value, end of year	$11.25	$9.27	$8.69	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45

Total return	21.82%	6.89	-22.39	-4.55	10.44	5.69	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19	12.09
Ratios/supplemental data
Net assets, end of period (000’s)	$14,837	$12,205	12,271	16,777	18,406	17,506	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300	13,100
Ratio of expenses to average net assets	1.30	1.32	1.30	1.17	1.2	1.2	1.3	1.2	1.3	1.2	1.2	1.2	1.2	1.3	1.4	1.4
Ratio of net investment income to average net assets	.5	.3	.4	.5	.3	.2	.2	—	—	—	.4	.1	(.1)	.2	.5	.5
Portfolio turnover rate	10%	4	5	2	4	11	7	5	4	7	9	6	3	20	7	19

(a) For a share outstanding throughout the year.  Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the thirty-five year period ended June 30, 2011

The accompanying notes are an integral part of these financial statements.

Note 5 — Capital Stock
On June 30, 2011, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,533,399. Transactions in capital stock for the years ended June 30, 2011 and 2010 were as follows:

	2011	2010
Shares bought	$4,994	$2,652
Shares issued as reinvestment of dividends	46,508	22,638
	51,502	25,290
Shares redeemed	(49,059)	(119,962)
Net increase (decrease) in shares outstanding	$2,443	$(94,672)

Note 6 — Distributions to Shareholders
The tax character of distributions paid during the years ended June 30, 2010 and 2009 were as follows:

	2011		2010
	Amount	Per share	Amount	Per share
Distributions paid from
Ordinary income	$52,907	$.04	$26,583	$.02
Capital gains	—	.00	—	.00
	$52,907	$.04	$26,538	$.02

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985

Net asset value, Beginning of year	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65	$7.29
Income (loss) from investment operations
Net investment income (loss)	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14	.24
Net realized and unrealized gains (losses) on investments	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17	1.02
Total from investment operations	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31	1.26
Less distributions
Dividends from net investment income	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24	.14
Distributions from net realized gains	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—	.76
Net asset value, end of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65

Total return	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80	19.10
Ratios/supplemental data
Net assets, end of period (000’s)	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714	10,957
Ratio of expenses to average net assets	1.8	1.8	1.8	1.9	1.9	1.8	1.9	2.0	1.7	1.6	1.7
Ratio of net investment income to average net assets	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6	3.1
Portfolio turnover rate	12	21	17	36	24	44	46	20	51	54	53

Selected per Share Data and Ratios	Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.6	1.6	1.7	1.5	1.6	1.5	1.5	1.5	1.5	1.5
Ratio of net investment income to average net assets	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	96	59	34	60	131	97	151	113	113	210%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., (the Fund) including the schedule of portfolio investments in securities as of June 30, 2011, the related statement of operations for the year then ended, the related statements of changes in net assets for the years ended June 30, 2011 and 2010, and the selected per share data and ratios for each of the three years in the period ended June 30, 2011.  These financial statements and per share data and ratios are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.  The selected per share data and ratios for each of the four years in the period ended June 30, 2008, were audited by other independent registered public accountants whose report dated August 13, 2008, expressed an unqualified opinion.  The selected per share data and ratios for each of the thirteen years in the period ended June 30, 2004, were audited by other independent registered public accountants whose report thereon dated July 16, 2005, expressed an unqualified opinion.  The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc., as of June 30, 2011, the results of its operations for the year ended June 30, 2011, changes in its net assets for the years ended June 30, 2011 and 2010, and the selected per share data and ratios for each of the three years in the period ended June 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

Travis Wolff & Company, L.L.P.
Dallas, Texas

August 17, 2011

Officer and Director Information

The directors of Armstrong Associates have been elected by the fund’s shareholders to oversee the fund’s operation and ensure that management’s actions are in line with the objectives and limitations detailed in the fund’s prospectus as well as in the best interests of the shareholders. Each director serves the fund until the fund’s termination or the director’s resignation, removal or retirement.

Armstrong is the only mutual fund managed by Portfolios, Inc., the fund’s advisor. The mailing address of the directors and officers of the fund is 750 N. St. Paul, Dallas, TX. 75201. Additional information about the directors is in Armstrong’s Statement of Additional Information, available without charge from the fund.

Name Date Of Birth	Position With Fund (Starting Year)	Principal Occupation(s) During Last 5 Years
Officers/Directors
C.K. Lawson	President, Treasurer and Director	President and Director,
Sept. 14, 1936	(1967)	Portfolios, Inc.
Candace L. Bossay	Vice President and Secretary	Vice President and Secretary
Oct. 12, 1948	(1973)	Portfolios
Independent Directors
George Y. Banks	Director	Retired Partner, Grant Thornton, LLP
Sept. 18, 1940	(2009)
Eugene P. Frenkel, M.D.	Director	Professor of Internal Medicine and Radiology
Aug. 27, 1929	(1981)	Southwestern Medical School
Cruger S. Ragland	Director	Retired President, Ragland Insurance Agency, Inc.
Aug. 7, 1933	(1982)
Ann D. Reed	Director	Private Investor
Sept. 6, 1933	(1981)

Additional Fund Information

Proxy Voting Information
Shareholders can obtain a free copy of Armstrong’s proxy voting policies and procedures and voting record over the most recent 12 months ending June 30 upon request to: Armstrong Associates, Inc. 750 N. St. Paul St., Ste. 1300, Dallas, Texas 75201-3236, (214) 720-9101, or at the SEC’s website, www.sec.gov.

Armstrong’s Portfolio Information
Armstrong files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov.  In addition the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Custodian Union Bank San Francisco, California	Transfer Agent Portfolios, Inc. Dallas, Texas	Auditors Travis Wolff & Company, L.L.P. Dallas, Texas	Investment Advisor Portfolios, Inc. Dallas, Texas

This report is prepared for the information of the shareholders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

750 N. St. Paul      Suite 1300      Dallas, Texas 75201-3236
(214) 720-9101      (214) 871-8948 FAX

ITEM 2.    CODE OF ETHICS.

The Registrant adopted a Code of Ethics as of May 17, 1995, amended May 26, 2000 and revised and amended April 6, 2005.  All employees of the Registrant, including the Registrant’s principal executive officer and principal financial officer, are covered by the requirements of the Code of Ethics.

The Code of Ethics was filed on August 31, 2007 with Registrants N-CSR for the June 30, 2007 fiscal year end and is hereby incorporated by reference.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Registrant’s Board of Directors (the “Audit Committee”) does not have an “audit committee financial expert”, as defined in Section 407(c) of the Sarbanes-Oxley Act.  The Registrant believes that the experience provided by each member of the Audit Committee provides the Registrant satisfactory oversight for the Registrant’s level of financial and organizational complexity.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for years ended June 30, 2010 and 2011
The aggregate audit fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were $9,000 in 2010 and $9,000 in 2011.

(b) Audit-Related Fees

None

(c) Tax Fees

The aggregate tax preparation fees billed for professional services rendered by the principal accountant to the Registrant were $1,500 in 2010 and $1,500 in 2011.

(d) All Other Fees

There were no other fees billed to the Registrant by the principal accountant for 2010 or 2011.

(e)  (1) Pursuant to the Sarbanes-Oxley Act, it is the policy of the Registrant to have all services performed by the Registrant’s principal accountant for the Registrant pre-approved by the Registrant’s Audit Committee.

(2) The items performed in Item 4(b) through (d) were pre-approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  100% of items performed in (b) through (d), above, during 2010 and 2011 were pre-approved by the Registrant’s Audit Committee.

(f) Not Applicable

(g) Aggregate non-audit fees billed by the principal accountant to the Registrant and to the Registrant’s Investment Advisor were $2,500 in 2010 and $2,500 in 2011.

(h) The Registrant’s Audit Committee has considered the amount of the non-audit services that were rendered to the Registrant’s Investment Advisor of $1,000 for 2010 and $1,000 for 2011, respectively, and concluded that the services and the related revenue for such services to the principal account were compatible with the maintenance of the independence of the principal accountant in regard to the audit and tax preparation services provided to the Registrant.

ITEM 5.    NOT APPLICABLE.

ITEM 6.    INCLUDED IN ITEM 1 OF THIS FORM.

ITEM 7.    NOT APPLICABLE.

ITEM 8.    NOT APPLICABLE.

ITEM 9.    NOT APPLICABLE.

ITEM 10.        NOT APPLICABLE.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) Based on review and evaluation, the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within the 90 day period proceeding the filing date of this document.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could materially affect these controls over financial reporting (as defined by Rule 30a-3(d) of the 1940 Act) within the period from December 31, 2010, through June 30, 2011, and, subsequently, up to the date of this filing, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.        EXHIBITS.

12(a) Certification required by Item 12(a)(2) of Form N-CSR are filed herewith.

        12(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Armstrong Associates, Inc.

By   /s/ C. K. Lawson
C. K. Lawson
President (CEO) and
Treasurer (CFO),
Armstrong Associates, Inc.

August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ C. K. Lawson
C. K. Lawson
President (CEO) and
Treasurer (CFO),
Armstrong Associates, Inc.

August 31, 2011